Exhibit 21.1

DXC TECHNOLOGY COMPANY

Subsidiaries

NAME	JURISDICTION OF ORGANIZATION
“Ent Services Bel” Limited liability Company	Belarus
AAS Consulting Pty Ltd	Australia
ACN 007 443 165 Trustee	Australia
ACN 060 674 580 Pty Ltd (formerly Utility Services Corporation Limited)	Australia
ACN 17 101 125 820 Pty Ltd (formerly ILID Pty Limited)	Australia
AIT Unit Trust	Australia
Alliance-One Services, Inc.	Delaware
AppLabs Inc	Delaware
AppLabs Limited	United Kingdom
AppLabs Technologies (UK) PVT Ltd	United Kingdom
AppLabs Technologies Private Limited	India
Australian College of Project Management Pty Ltd	Australia
Australian Information Technology Pty Limited	Australia
Axon Puerto Rico, LLC	Puerto Rico
Beijing Bokai Technology Co., Ltd.	China
Beijing Bokai Technology Co., Ltd. Chongqing Branch	China
Beijing Bokai Technology Co., Ltd. Dalian Branch	China
Beijing Bokai Technology Co., Ltd. Guangzhou Branch	China
Beijing Bokai Technology Co., Ltd. Shanghai Branch	China
Beijing CSA Computer Sciences Technology Company Limited	China
Bokai Enterprise Services (Wuhan) Co., Ltd.	China
BSG CG ITF Pty Ltd (formerly Shelfmade Pty Limited)	Australia
BT Operaciones de México, S. de R.L. de C.V.	Mexico
CeleritiFinTech Australia Pty Limited	Australia
CeleritiFinTech Germany GmbH	Germany
CeleritiFinTech Italy S.r.l.	Italy
CeleritiFinTech Limited	United Kingdom
CeleritiFinTech Services Australia Pty Limited	Australia
CeleritiFinTech Services Germany GmbH	Germany
CeleritiFinTech Services India Private Limited	India
CeleritiFinTech Services Italy S.r.l.	Italy
CeleritiFinTech Services Limited	United Kingdom
CeleritiFinTech Services Portugal, Unipessoal LDA	Portugal
CeleritiFinTech Services UK Limited	United Kingdom
CeleritiFinTech Services USA, Inc.	Delaware
CeleritiFinTech USA, Inc.	Delaware
Century Credit Corporation	Nevada
Century Leasing Corporation	Nevada

NAME	JURISDICTION OF ORGANIZATION
Century LLC	Nevada
Century Subsidiary Corporation	Nevada
Citymax Integrated Information Systems Ltd	England & Wales
Cleartech Brasil Ltda	Brazil
Computer Sciences Canada Inc.	Canada
Computer Sciences Corporation (NZ) Limited	New Zealand
Computer Sciences Corporation d.o.o. Beograd	Serbia
Computer Sciences Corporation India Private Limited	India
Computer Sciences Corporation Services (pty) Limited	South Africa
Computer Sciences Corporation, Australia Pty Limited	Australia
Computer Sciences España, S.A.	Spain
Continental Grand, Limited Partnership	Nevada
Continuum (Deutschland) GmbH	Germany
Continuum Europe B.V.	Netherlands
Continuum SOCS S.A.S.	France
Corkshare, Inc.	Delaware
Covansys (Asia Pacific) Pte Ltd.	Singapore
Covansys (Mauritius) Limited	Mauritius
Covansys Netherlands B.V.	Netherlands
Covansys S.L.	Spain
CSA (PRC) Company Limited	Hong Kong
CSA MSC Sdn Bhd	Malaysia
CSC (New Zealand & Pacific Islands) Limited	New Zealand
CSC (Thailand) Ltd.	Thailand
CSC Agility Platform, Inc. (formerly ServiceMesh, Inc.)	Delaware
CSC Airline Solutions Danmark A/S	Denmark
CSC Arabia Ltd.	Saudi Arabia
CSC Asia Holdings Pte Ltd.	Singapore
CSC Asset Funding LLC	Delaware
CSC Asset Management Inc.	Nevada
CSC Australia Pty. Limited	Australia
CSC Belgium Inc	Nevada
CSC Brazil Holdings LLC	Delaware
CSC Bulgaria E.O.O.D.	Bulgaria
CSC Capital Funding Limited	Ireland
CSC Computer Science Finland OY	Finland
CSC Computer Sciences (Middle East) FZ LLC	UAE
CSC Computer Sciences (Middle East) Limited	United Kingdom
CSC Computer Sciences (Portugal) Lda	Portugal
CSC Computer Sciences (South Africa) (pty) Limited	South Africa
CSC Computer Sciences Argentina S.R.L.	Argentina

NAME	JURISDICTION OF ORGANIZATION
CSC Computer Sciences Australia Holdings Pty Limited	Australia
CSC Computer Sciences B.V.	Netherlands
CSC Computer Sciences Bahrain W.L.L	Bahrain
CSC Computer Sciences Brasil S/A	Brazil
CSC Computer Sciences Capital S.a.r.l.	Luxembourg
CSC Computer Sciences Chile Inversiones Ltda.	Chile
CSC Computer Sciences Colombia SAS	Colombia
CSC Computer Sciences Consulting Austria GmbH	Austria
CSC Computer Sciences Corporation Chile S.A.	Chile
CSC Computer Sciences Egypt Ltd.	Egypt
CSC Computer Sciences EMEA Finance Limited	United Kingdom
CSC Computer Sciences Financing LLP	United Kingdom
CSC Computer Sciences Holdings France SAS	France
CSC Computer Sciences Holdings S.a.r.l.	Luxembourg
CSC Computer Sciences Iberica, S.L.	Spain
CSC Computer Sciences International Holdings Limited	United Kingdom
CSC Computer Sciences International Inc.	Nevada
CSC Computer Sciences International Limited	United Kingdom
CSC Computer Sciences International Operations Limited	United Kingdom
CSC Computer Sciences International S.a.r.l.	Luxembourg
CSC Computer Sciences International Services Limited	United Kingdom
CSC Computer Sciences Ireland Limited	Ireland
CSC Computer Sciences Italia S.r.l.	Italy
CSC Computer Sciences Limited	United Kingdom
CSC Computer Sciences Luxembourg SA	Luxembourg
CSC Computer Sciences Middle East Ltd OPC	Qatar
CSC Computer Sciences Peru S.R.L.	Peru
CSC Computer Sciences Polska Sp. zO.O	Poland
CSC Computer Sciences Romania SRL	Romania
CSC Computer Sciences S.A.	Luxembourg
CSC Computer Sciences S.A.S.	France
CSC Computer Sciences s.r.o.	Czech Republic
CSC Computer Sciences spol s.r.o	Slovakia
CSC Computer Sciences UK Holdings Limited	United Kingdom
CSC Computer Sciences US Holdings One LLC	Delaware
CSC Computer Sciences US Holdings Two LLC	Delaware
CSC Computer Sciences VOF/SNC	Belgium
CSC Computer Sciences, S. de R.L. de C.V.	Mexico
CSC Consulting, Inc.	Massachusetts
CSC Covansys Corporation	Michigan
CSC Cybertek Corporation	Texas

NAME	JURISDICTION OF ORGANIZATION
CSC Danmark A/S	Denmark
CSC Deutschland Consulting GmbH	Germany
CSC Deutschland GmbH	Germany
CSC Enformasyon Teknoloji Hismetleri Limited Sirketi	Turkey
CSC Enterprises	Delaware
CSC Finance Company LLC	Delaware
CSC Financial Services (Pty) Limited	South Africa
CSC Financial Services GmbH	Germany
CSC Financial Services Group Pty. Limited	Australia
CSC Financial Services Holding S.A.S.	France
CSC Financial Services S.A.S.	France
CSC Financial Solutions Ireland Limited	Ireland
CSC Holdings (SA) (Pty) Limited	South Africa
CSC Hungary Information Technology Services Kft	Hungary
CSC Information Technology (Philippines), Inc	Philippines
CSC Information Technology (Tianjin) Co. Ltd.	China
CSC Information Technology Services Pte.Ltd.	Singapore
CSC Infotech India LLP	India
CSC International Systems Management Inc.	Nevada
CSC Japan LLC	Japan
CSC Japan, LTD.	Delaware
CSC Korea YH	Korea
CSC LATAM Company LLC	Nevada
CSC Life Sciences Limited	United Kingdom
CSC Logic, Inc.	Texas
CSC Malaysia Sdn. Bhd	Malaysia
CSC Managed Holdings LLC	Nevada
CSC New Asia Holdings Pte. Ltd.	Singapore
CSC New Zealand Limited	New Zealand
CSC Norge AS	Norway
CSC Scandihealth A/S	Denmark
CSC Services Management Ireland Limited	Ireland
CSC Servicios, S de R.L. de C.V.	Mexico
CSC Software Technology (Shanghai) Company Ltd.	China
CSC Solutions NZ Limited	New Zealand
CSC Sverige AB	Sweden
CSC Switzerland GmbH	Switzerland
CSC Taiwan Limited	Taiwan
CSC Technologies India Private Limited	India
CSC Technology (Beijing) Co., Ltd.	China
CSC Technology Hong Kong Limited	Hong Kong

NAME	JURISDICTION OF ORGANIZATION
CSC Technology Singapore Pte. Ltd.	Singapore
CSC UKD 4 Limited	United Kingdom
CSC Vietnam Co., Limited	Vietnam
Dalmatian Group Pty Ltd	Australia
Datec (Qld) Pty Ltd	Australia
Dawriver Pty Limited	Australia
Dekru B.V.	Netherlands
E IT Services Co. Kazakhstan	Kazakhstan
E Services Singapore Pte. Ltd	Singapore
E.D.S. International Limited	England & Wales
Eastview (China) Group Limited	British V.I.
Eclipse Cloud Computing Pty Ltd	Australia
Eclipse eOne Pty Ltd	Australia
Eclipse Intelligent Solutions (USA) Inc.	Delaware
EDS (New Zealand) Pensions Limited	New Zealand
EDS Electronic Data Systems (Thailand) Co., Ltd	Thailand
EDS Finance (Cayman)	Cayman Islands
EDS Finance Ltd	England & Wales
EDS Finance Partnership (Canada) L.P.	Québec
EDS Finance Partnership (Cayman), L.P.	Cayman Islands
EDS Global Contracts, LLC	Delaware
EDS Mexicana S. de R.L. de C.V.	Mexico
EDS Trustee Limited	England & Wales
EDS World Corporation (Netherlands) LLC	Delaware
EHRO Holding Company	Delaware
EIT Services Co. Portugal, Lda.	Portugal
EIT Services France SAS	France
EIT Services India Private Limited	England & Wales
EIT Services India Private Limited	India
EIT Services India Private Limited	Massachusetts
EIT Services India Private Limited	Singapore
EIT Services Taiwan Co. Ltd.	Taiwan
Electronic Data Systems (Egypt) SAE	Egypt
Ent. Services Australia Pty Ltd	Australia
Ent. Services CentroAmerica CAC, Ltda.	Costa Rica
Ent. Services Development Corporation LP	Texas
Ent. Services Hellas—IT Services Limited Liability Company	Greece
Ent. Services Zagreb d.o.o.	Croatia
Enterprise IT Services Middle East FZ LLC	United Arab Emirates
Enterprise Services (AP) Limited	Hong Kong
Enterprise Services (AP) Limited, Philippines Regional Operating Headquarters	Philippines

NAME	JURISDICTION OF ORGANIZATION
Enterprise Services (Hong Kong) Limited	Hong Kong
Enterprise Services (Thailand) Limited	Thailand
Enterprise Services Administrative Services LLC	Delaware
Enterprise Services Argentina S.R.L	Argentina
Enterprise Services Asia Pacific Corporation	Nevada
Enterprise Services Belgium BVBA	Belgium
Enterprise Services Bermuda Holding LLC	Delaware
Enterprise Services Brasil Serviços de Tecnologia Ltda	Brazil
Enterprise Services Brazil Holdings LLC	Delaware
Enterprise Services Bulgaria EOOD	Bulgaria
Enterprise Services Caribe, LLC	Puerto Rico
Enterprise Services CDG S.A. (JV 50.9%)	Morocco
Enterprise Services Chile Comercial Limitada	Chile
Enterprise Services CIT LLC	Delaware
Enterprise Services Colombia S.A.S.	Colombia
Enterprise Services Communications LLC	Delaware
Enterprise Services Corporación Ven C.C.A.	Venezuela
Enterprise Services d.o.o. Beograd	Serbia
Enterprise Services DC Holdings LLC	Delaware
Enterprise Services Defence and Security UK Limited	England & Wales
Enterprise Services Delaware LLC	Delaware
Enterprise Services Delivery Center Tunisie S.A.R.L.	Tunisia
Enterprise Services Denmark ApS	Denmark
Enterprise Services Doha for Information Technology Consultancy	Qatar
Enterprise Services Energy Italia S.r.l.	Italy
Enterprise Services Finland Oy	Finland
Enterprise Services France SAS	France
Enterprise Services Information Security UK Limited	England & Wales
Enterprise Services International Trade B.V, Saudi Arabian Branch	Saudi Arabia
Enterprise Services International Trade B.V.	Azerbaijan
Enterprise Services International Trade B.V.	Netherlands
Enterprise Services Italia S.r.l.	Italy
Enterprise Services Japan, Ltd.	Japan
Enterprise Services Korea, Ltd.	Korea, Republic of
Enterprise Services Latin America Corporation	Argentina
Enterprise Services Latin America Corporation	Delaware
Enterprise Services Latin America Corporation	Peru
Enterprise Services LLC	Delaware
Enterprise Services Luxembourg S.à r.l.	Luxembourg
Enterprise Services Magyarország Kft	Hungary
Enterprise Services Maroc SARL	Morocco

NAME	JURISDICTION OF ORGANIZATION
Enterprise Services Nederland B.V.	Netherlands
Enterprise Services New Ireland II LLC	Delaware
Enterprise Services New Ireland LLC	Delaware
Enterprise Services New Zealand	New Zealand
Enterprise Services New Zealand Holdings Pty Ltd	Australia
Enterprise Services Norge AS	Norway
Enterprise Services Panama, S. de R.L.	Panama
Enterprise Services Peru S.R.L.	Peru
Enterprise Services Plano LLC	Delaware
Enterprise Services Polska spółka z ograniczoną odpowiedzialnością	Poland
Enterprise Services Romania SRL	Romania
Enterprise Services Servicios Profesionales, S. de R.L. de C.V.	Mexico
Enterprise Services Slovakia s.r.o.	Slovakia
Enterprise Services South Africa (Pty) Ltd	South Africa
Enterprise Services State and Local Inc.	Illinois
Enterprise Services Sverige AB	Sweden
Enterprise Services Tunisie S.A.R.L.	Tunisia
Enterprise Services World Corporation	Nevada
Enterprise Services World Trade LLC	Delaware
Enterprise Solutions Consultoría y Aplicaciones España, S.L.U.	Spain
Enterprise Solutions Outsourcing España, S.L.U.	Spain
Enterprise Solutions Procesos de Negocio España, S.L.U.	Spain
Enterprise Tech Partners Italia S.r.l.	Italy
EntServ (Mauritius) Limited	Mauritius
EntServ Costa Rica, Limitada	Costa Rica
EntServ Deutschland GmbH	Germany
Entserv East Africa Limited	Kenya
EntServ Enterprise Services Austria GmbH	Austria
Entserv Enterprise Services Mexico S. de R.L. de C.V.	Mexico
EntServ International Sárl	United Arab Emirates
EntServ International Sàrl	Switzerland
EntServ International Sàrl LLC	Puerto Rico
Entserv Israel Ltd.	Israel
Entserv Malaysia Sdn. Bhd.	Malaysia
EntServ Nigeria Limited	Nigeria
EntServ OMS Israel Ltd	Israel
EntServ Philippines, Inc.	Philippines
EntServ Schweiz GmbH	Switzerland
EntServ Turkey Teknoloji Çözümleri Limited Şirketi	Turkey
EntServ UK Limited	England & Wales
ES Alps HoldCo B.V.	Netherlands

NAME	JURISDICTION OF ORGANIZATION
ES Berlin B.V.	Netherlands
ES Brasil Participações Ltda.	Brazil
ES Brielle B.V.	Netherlands
ES Canada HoldCo LLC	Delaware
ES Capital Co	Cayman Islands
ES Caribe y Andina B.V.	Netherlands
ES Caribe y Andina B.V.	Trinidad and Tobago
ES Caribe Y Andina B.V. Sucursal Uruguay	Uruguay
ES Centaurus B.V.	Netherlands
ES Eastern Holding B.V.	Netherlands
ES Elysian L.P.	Bermuda
ES Field Delivery Belgium BVBA	Belgium
ES Field Delivery Deutschland GmbH	Germany
ES Field Delivery France SAS	France
ES Field Delivery Holding B.V.	Netherlands
ES Field Delivery Ireland Limited	Ireland
ES Field Delivery Italia S.r.l.	Italy
ES Field Delivery Luxembourg S.á r.l.	Luxembourg
ES Field Delivery Nederland B.V.	Netherlands
ES Field Delivery Portugal, Unipessoal Lda.	Portugal
ES Field Delivery Spain, S.L.U.	Spain
ES Field Delivery UK Limited	England & Wales
ES Finance B.V.	Netherlands
ES French HoldCo B.V.	Netherlands
ES Gatriam Holding B.V.	Netherlands
ES Globalsoft HoldCo B.V.	Netherlands
ES Hague B.V.	Netherlands
ES Hague II B.V.	Netherlands
ES HoldCo B.V.	Netherlands
ES HoldCo II B.V.	Netherlands
ES HoldCo III B.V.	Netherlands
ES HoldCo IV B.V.	Netherlands
ES HoldCo V B.V.	Netherlands
ES Immobilien GmbH	Germany
ES Investment Co	Cayman Islands
ES Japan HoldCo B.V.	Netherlands
ES Japan Systems HoldCo B.V.	Netherlands
ES Perseid	Cayman Islands
ES Pragma LLC	Delaware
ES Russia HoldCo B.V.	Netherlands
ES Russia HoldCo II B.V.	Netherlands

NAME	JURISDICTION OF ORGANIZATION
ES SHARED SERVICE CENTER S.p.A.	Italy
ES SHARED SERVICE CENTER SOCIETA PER AZIONI, Branch Austria	Austria
ES Sinope Holding B.V.	Netherlands
ES Situla Holding B.V.	Netherlands
ES Taiwan HoldCo B.V.	Netherlands
ESIT Advanced Solutions Inc.	British Columbia
ESIT Canada Enterprise Services Co./ESIT Canada Services Aux Enterprises Cie	Nova Scotia
EURL CSC Computer Sciences Corporation	Algeria
Everett SpinCo, Inc.	Delaware
Everlasting Properties Limited	British V.I.
Experteam S.A./N.V.	Belgium
Fixnetix Ltd.	United Kingdom
Fixnetix, Inc.	Delaware
Fruition Partners Canada Ltd.	Canada
Fruition Partners Inc.	Delaware
Fruition Partners UK Holdco Ltd.	United Kingdom
Fruition Partners UK Ltd.	United Kingdom
G.C. McKeown Systems Limited	Ireland
Gibson Quai-AAS Pty Ltd	Australia
Global EntServ Solutions Galway Limited	Ireland
Global EntServ Solutions Ireland Limited	Ireland
Glue AP Pty Ltd	Australia
Golden Hills Mining Services Pty Limited	Australia
Guizhou Bokai Technology Co.Ltd	China
GWA-Datatrac Fast LLC	Virginia
HAS Solutions Pty Ltd.	Australia
Hewlett-Packard AP (Hong Kong) Limited—Bangladesh Branch	Bangladesh
Hewlett-Packard AP (Hong Kong) Limited (Pakistan Branch)	Pakistan
Hewlett-Packard GlobalSoft Ltd, Zweigniederlassung München	Germany
Hewlett-Packard Globalsoft Private Limited	Australia
High Tech Services Insurance, Ltd.	Bermuda
HP Global Soft Limited	Belgium
IBA Health (Asia) Holdings Pte Ltd.	Singapore
IBA Health (Asia) Sdn. Bhd.	Malaysia
IBA Health (Europe) Holdings Limited	United Kingdom
IBA Health (Middle East) LLC	Oman
IBA Health (NZ) Operations Limited	New Zealand
IBA Health (UK) Holdings Limited	United Kingdom
ILID No. 2 Pty Ltd	Australia
ILID No. 2 Pty Ltd	Australia
ILID Systems Pty Limited	Australia

NAME	JURISDICTION OF ORGANIZATION
ILID Systems Pty Limited	Australia
Implementaciones Soft Sanidad Peru, S.A.C.	Peru
Implementaciones Soft Sanidad, S.A. de C.V.	Mexico
InfoChimps, Inc	Delaware
Innovative Banking Solutions AG	Germany
InsulAction Pty Ltd	Australia
Integ Group Pty Ltd	Australia
Integ Group Pty Ltd	Australia
Integ Queensland Pty Ltd	Australia
Integ Queensland Pty Ltd	Australia
Integradora de Servicios Central, S.A. de C.V. (JV 48.9%)	Mexico
Integradora de Servicios S.A. de C.V. (ISSA) (JV 50%)	Mexico
ISI (China) Co., Limited	China
iSOFT (Primary Care) Pty Ltd.	Australia
iSOFT Australia Pty Limited	Australia
iSOFT eHealth Pty Ltd	Australia
iSOFT Group (UK) Limited	United Kingdom
iSOFT Group Pty Limited	Australia
iSOFT Health (Asia) Pte Ltd.	Singapore
iSOFT Health (Ireland) Limited	Ireland
iSOFT Health (South Africa) (Proprietary) Ltd.	South Africa
iSOFT Health Logic (Malaysia) Sdn. Bhd.	Malaysia
iSOFT Health Management (India) Private Limited	India
iSOFT Health Services (India) Private Limited	India
iSOFT Health Systems (Malaysia) Sdn. Bhd.	Malaysia
iSOFT Health Verwaltungs-GmbH	Germany
iSOFT Healthcare Systems Pty Limited	Australia
iSOFT Holdings Pty Limited	Australia
iSOFT Iberia, S.L.	Spain
iSOFT Inc. (Delaware)	Delaware
iSOFT Ireland Limited	Ireland
iSOFT Limited	United Kingdom
iSOFT Nederland B.V.	Netherlands
iSOFT Overseas Holdings Limited	United Kingdom
iSOFT R&D Private Limited	India
iSOFT Sanidad Dominicana, S.R.L.	Dominican Republic
iSOFT Sanidad S.A.	Spain
iSOFT Sanidad, Sucursal Ecuador	Ecuador
iSOFT Solutions (International) Pty Ltd.	Australia
iSOFT Solutions (Thailand) Limited	Thailand
iSOFT Solutions Pty Ltd	Australia

NAME	JURISDICTION OF ORGANIZATION
iSOFT Systems Pty Ltd.	Australia
IT Corporate Solutions Spain, S.L.U.	Spain
IT Enterprise Services Czechia, s.r.o.	Czech Republic
ITS Medical Systems LLC	Virginia
Jana Java Sdn. Bhd.	Malaysia
Japan Systems Company Limited (HP 53.64%)	Japan
Jigsaw Services Pty Ltd	Australia
Jireh Consulting Services Limited	New Zealand
Limited Liability Company “Enterprise Services Ukraine”	Ukraine
Limited Liability Company Enterprise Services	Russian Federation
Lucid IT Pty Ltd	Australia
Lucid IT Unit Trust	Australia
McKeown Software Limited	Ireland
MEAC Group Pty Ltd	Australia
MITS Unit Trust	Australia
Morgan Facilities Management Pty Ltd	Australia
Mynd Corporation	South Carolina
Mynd International LLC	Delaware
Mynd Partners	Pennsylvania
Mynd Partners, L.P.	Texas
NameCo 2015, LLC	Delaware
New Everett Merger Sub Inc.	Nevada
NHIC, Corp.	Texas
Optimise IT Pty Ltd	Australia
Optimise Unit Trust	Australia
Oxygen Business Solutions Limited	New Zealand
Oxygen Business Solutions Pty Ltd	Australia
Oxygen Express Pty Ltd	Australia
Pacific Consulting (Qld) Pty Ltd	Australia
Paramedical Pty Ltd.	Australia
PDA Software Services, LLC	Delaware
Planpower Pty Limited	Australia
PT Cita Simas Artha	Indonesia
PT EIT Services Indonesia	Indonesia
PT. CSC Indonesia	Indonesia
QSP Asia Pacific Pty Ltd	Australia
Red Rock Consulting Pty Ltd	Australia
Red Rock Enterprises Ltd	New Zealand
Red Rock Limited	New Zealand
Rocksolid SQL Pty Ltd	Australia
SafeGuard Services LLC	Delaware

NAME	JURISDICTION OF ORGANIZATION
Saltbush Assurance Pty Ltd	Australia
Saltbush Consulting Pty Ltd	Australia
Saltbush Development Pty Ltd	Australia
Saltbush Group Pty Ltd	Australia
Saltbush Solutions Pty Ltd	Australia
Saltbush Training Pty Ltd	Australia
ServiceMesh Australia Pty Ltd	Australia
ServiceMesh United Kingdom Limited	United Kingdom
SLCI Pty Ltd	Australia
Spiritguide Limited	England & Wales
Spiritmodel Limited	England & Wales
Strategic Business Transformation Services LLC (formerly BF Big Fish LLC)	Delaware
Stream Consulting Services Pty Ltd	Australia
Stream Holdings Australia Pty Ltd	Australia
Stream Technologies Pty Ltd	Australia
Supreme Esteem Limited	Hong Kong
TechBusiness Operaciones México, S. de R.L. de C.V.	Mexico
Techcomm Power International Pty Limited	Australia
Technology Service Partners, Inc.	Florida
Test and Experimentation Services Company	Texas
Tianjin CSA Computer Sciences Technology Company Limited	China
Tripoint Corporation Pty Ltd (formerly FGI101 Consulting Pty Ltd)	Australia
UAB CSC Baltic	Lithuania
UAB ES Hague Lietuva	Lithuania
UltraGenda N.V	Belgium
U-Tel Communications Pty Ltd	Australia
U-Tel Communications Unit Trust	Australia
UXC Applications Development Pty Ltd	Australia
UXC BSG Holdings Pty Ltd	Australia
UXC Cloud Consulting Pty Ltd	Australia
UXC Cloud Solutions Pty Ltd	Australia
UXC Connect C4 Pty Ltd	Australia
UXC Connect Integ Pty Ltd	Australia
UXC Connect Pty Ltd	Australia
UXC Connect XSI Pty Ltd	Australia
UXC Consulting Pte Ltd (formerly Lucid IT Pte Ltd)	Singapore
UXC Consulting Pty Ltd	Australia
UXC Consulting SDN BHD	Malaysia
UXC Eclipse (AES) LLC	Delaware
UXC Eclipse (New Zealand) Limited	New Zealand
UXC Eclipse (Pty) Ltd—Fiji Branch	Fiji

NAME	JURISDICTION OF ORGANIZATION
UXC Eclipse (USA) Inc. formerly Cole Systems Associates Inc.	New York
UXC Eclipse (USA) LLC	Delaware
UXC Eclipse Pty Ltd (formerly Eclipse Computing (Australia) Pty Ltd)	Australia
UXC Eclipse Solutions (Canada) Ltd (formerly Eclipse Intelligent Solutions (Canada) Ltd)	Canada
UXC Engineering Solutions Pty Ltd	Australia
UXC FSG Holdings Pty Ltd	Australia
UXC Holdings (NZ) Ltd	New Zealand
UXC Holdings Pty Ltd	Australia
UXC India IT Services Private Ltd	India
UXC Information Management Pty Ltd	Australia
UXC Infrastructure Constructions Pty Ltd	Australia
UXC ITF CG Pty Ltd	Australia
UXC Keystone Pty Ltd (formerly Keystone Management Solutions Pty Ltd)	Australia
UXC Limited	Australia
UXC Professional Solutions Holdings Pty Ltd	Australia
UXC Professional Solutions Pty Ltd	Australia
UXC Red Rock Consulting (Singapore)	Singapore
UXC Retail Solutions Pty Ltd	Australia
UXC Solutions Pty Ltd	Australia
Wendover Financial Services Corporation	North Carolina
White Labelled Pty Ltd	Australia